SUPPLEMENT DATED JANUARY 12, 2024
To the following variable annuity prospectus:
Allianz Index Advantage+SM
Allianz Index Advantage+ NFSM
Allianz Index Advantage+ IncomeSM
Allianz Index Advantage Income ADV®
Dated October 23, 2023

ISSUED BY
Allianz Life Insurance Company of North America and Allianz Life Variable Account B
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

The following applies to Contracts issued in Idaho, Indiana, Louisiana, Maryland, Montana, Nevada and Wyoming.

Effective January 22, 2024, the Index Dual Precision Strategy, Index Performance Strategy 1-year Term with 20% Buffer or 30% Buffer and Index Performance Strategy 6-year Term with 20% Buffer are available for allocation with Contracts newly issued in the above-listed states. As a result, the Material Contract Variations by State or Material Contract Variations by State and Issue Date appendixes, as applicable to the above-listed Contracts, are revised to indicate that the Index Dual Precision Strategy, Index Performance Strategy 1-year Term with 20% Buffer or 30% Buffer, and Index Performance Strategy 6-year Term with 20% Buffer are available for allocation with Contracts issued in Idaho, Indiana, Louisiana, Maryland, Montana, Nevada, and Wyoming beginning January 22, 2024.

PRO-010-0523
(IAI-003-ADV, IAIP-003, INFP-003, IXAP-003)